Exhibit 10.68

                                 PROMISSORY NOTE



$76,637.00                                                February 24, 2004
                                                          Belmont, Massachusetts


         FOR VALUE RECEIVED, KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada Corporation (the "Borrower"), hereby promises to pay to the order of Richard A. Papworth (the "Lender"), at 14523 Westlake Drive, Lake Oswego, Oregon 97035, or such other place or places as he may designate, in lawful money of the United States of America, the principal sum of Seventy-Six Thousand Six Hundred Thirty-Seven Dollars (US$76,637.00), together with accrued interest on the unpaid principal balance hereof from the date of this Note.

         Except as set forth below upon the occurrence of an Event of Default (as defined below), interest shall not accrue on this Note. The entire principal amount and all accrued interest shall be due and payable by the Borrower on June 30, 2004. Upon the occurrence of an Event of Default by the Borrower, all sums outstanding under this Note shall thereupon immediately bear interest at the rate of seventeen percent (17%) per annum. Any failure to make any payment due under this Note within fifteen (15) days of when such payment is due shall be an event of default ("Event of Default"). The Borrower does not intend or expect to pay, nor does the Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by the Lender, and any such excess shall be credited by the Lender to the principal balance hereof.

         If any amount hereunder is payable on a day which is a Saturday, Sunday, legal holiday or a day on which banking institutions in New York, New York, are authorized or required by law or by local proclamation to close, the due date thereof shall be extended to the next succeeding business day and interest thereon shall accrue during the period of such extension at the rate provided herein.

         At the option of the Lender, all sums advanced hereunder together with accrued interest thereon shall become immediately due and payable, without notice or demand, upon the commencement of any proceedings under any bankruptcy laws of any jurisdiction or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether in law or equity) is filed by or against the Borrower or for all or any part of its property.

         No delay or omission on the part of the Lender in the exercise of any rights hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver by the Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right or remedy as to any future occasion.

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         Principal may be prepaid in whole or in part at any time prior to the maturity of this Note. There is no prepayment fee or penalty.

         This Note shall be construed and enforced according to the laws of the State of Nevada, excluding all principles of choice of laws, conflict of laws or comity.

         The terms of this Note may not be changed orally. This Note shall be binding on the successors and assigns of the Borrower.

         THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE LENDER AND THE BORROWER, THIS NOTE, OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE FINANCING CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING THE LOAN EVIDENCED BY THIS NOTE.

                                           KRONOS ADVANCED TECHNOLOGIES, INC.

                                           By:
                                         Name:    Daniel R. Dwight
                                        Title:    President and CEO